UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 20, 1997


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                               KEEBLER CORPORATION
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      NO. 333-8379             36-1894790
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        file number)         Identification No.)


                       677 LARCH AVE., ELMHURST, IL 60126
                    (Address of principal executive offices)

                                  630-833-2900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE.
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.  OTHER EVENTS.

Keebler Corporation (the Company) announced that on November 20, 1997 the Company merged with its holding company, INFLO Holdings Corporation (INFLO), with the Company being the surviving corporation. The merger does not affect the ultimate equity ownership of the Company in any respect. The directors of INFLO, Robert P. Crozer, Raymond Debbane, Sacha Lainovic, Amos R. McMullian, Sam K. Reed, Christopher J. Sobecki, and C. Martin Wood, III are the directors of the surviving corporation, which retains the name Keebler Corporation. The merger is being done in connection with the Company repurchasing a $32.5 million note originally issued to United Biscuits (Netherlands) B.V., which note was incurred in connection with the Company's acquisition of the Keebler business in January 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      KEEBLER CORPORATION


                  By:                   /S/ SAM K. REED
                       ---------------------------------------------------------
                                            Sam K. Reed
                              President and Chief Executive Officer

                       Date:  November 20, 1997


                  By:                   /S/ E. NICHOL MCCULLY
                       ---------------------------------------------------------
                                            E. Nichol McCully
                              Sr. Vice President and Chief Financial Officer

                       Date: November 20, 1997


                  By:                   /S/ JAMES T. SPEAR
                       ---------------------------------------------------------
                                            James T. Spear
                            Vice President Finance and Corporate Controller
                                       Chief Accounting Officer

                       Date: November 20, 1997